S000000698 [Member] Investment Strategy - Clearwater Select Equity Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities in which the Fund invests consist primarily of exchange-traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While the Fund is permitted to invest in securities of any market capitalization, the Fund invests primarily in securities of micro-, small- and medium‑sized companies. The Fund may obtain exposure to equity securities through investment in exchange-traded funds and other investment companies.
Clearwater Management Co., Inc. (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The
Fund currently allocates assets among the following subadvisers who provide day‑to‑day management for the Fund: Acadian Asset Management LLC (“Acadian”), Cooke & Bieler, L.P. (“Cooke & Bieler”), Parametric Portfolio Associates LLC (“Parametric”) and Rice Hall James & Associates, LLC (“RHJ”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 15% of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day‑to‑day management of the Fund. A subadviser may focus its investments in micro-, small‑and/or medium‑sized companies. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the S&P SmallCap 600® Index as closely as possible without requiring the Fund to realize taxable gains. Parametric utilizes a representative sampling strategy, meaning that it does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the S&P SmallCap 600® Index at any given time. As of December 31, 2025, the market capitalization of the companies included in the S&P SmallCap 600® Index was between $2.0 billion and $9.3 billion. Acadian utilizes a multi-factor, risk-controlled framework that combines a mix of valuation, quality, earnings growth, and technical signals. Cooke & Bieler seeks to buy businesses that it believes will compound value over time and to reduce risk through its stringent research process and decisions to purchase stocks at attractive prices. RHJ utilizes a Micro Cap Opportunities strategy that employs a fundamental, bottom‑up analytical process to identify companies that meet three primary criteria: high earnings growth, high or improving return‑on‑invested capital (“ROIC”), and sustainable competitive advantages. Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day‑to‑day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.